UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2020, Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) entered into a Purchase Agreement with Lincoln Park Capital Fund, LLC (“LPC”), pursuant to which we may elect to sell to LPC up to $25,000,000 in shares of our common stock, subject to certain limitations and conditions set forth in the Purchase Agreement, including 100,000 initial shares that we will sell to LPC at a price of $2.00 per share.

Pursuant to the Purchase Agreement, on any business day over the 36-month term of the Purchase Agreement we have the right at our discretion and subject to certain conditions to direct LPC to purchase up to 20,000 shares of common stock, which amount is subject to increase under certain circumstances based upon increases in the market price of our common stock. The purchase price of the common stock will be based upon the prevailing market price of common stock at the time of the purchase without any fixed discount. In addition, we may direct LPC to purchase additional amounts as accelerated purchases and additional accelerated purchases under certain circumstances. Apart from the initial sale of shares described above, we are not obliged to sell any shares of common stock pursuant to the Purchase Agreement, and we will control the timing and amount of any such sales, but in no event will LPC be required to purchase more than $1,000,000 of common stock in any single regular purchase (excluding accelerated or additional accelerated purchases).

Concurrently with the execution of the Purchase Agreement on February 28, 2020, we entered into a Registration Rights Agreement pursuant to which we agreed to file a prospectus supplement pursuant to Rule 424(b) relating to the sale shares of common stock to be issued and sold to LPC under the Purchase Agreement under our effective shelf registration statement or a new registration statement and to use our reasonable best efforts to keep such registration statement effective during the term of the Purchase Agreement.

The offer and sale of the shares under the Purchase Agreement is being made pursuant to the registration statement on Form S-3 (Registration No. 333-223203), filed with the Securities and Exchange Commission in accordance with the provisions of the Securities Act of 1933, as amended, and declared effective on June 29, 2018 and the prospectus supplement thereto dated March 3, 2020.

The Purchase Agreement contains customary representations, warranties, indemnification rights and other obligations and agreements of the company and LPC. There are no limitations and conditions to completing future transactions other than a prohibition against entering into a “Variable Rate Transaction” as defined in the Purchase Agreement. There is no upper limit on the price per share that LPC could be obligated to pay for common stock, but shares will only be sold to LPC on a day the Company’s closing price is less than the floor price as set forth in the Purchase Agreement and if the sale of the shares would not result in LPC and its affiliates having beneficial ownership of more than 4.99% of our total outstanding shares of common stock. We have the right to terminate the Purchase Agreement at any time, at no cost or penalty. Whether or to what extent we sell shares of common stock to LPC under the Purchase Agreement will depend on a variety of factors to be determined by the company from time to time, including, among others, our net revenue and other results of operations, our working capital and other funding needs, the prevailing market prices of our common stock and the availability of other sources of funding. As consideration for LPC’s commitments under the Purchase Agreement, we will issue to LPC 415,743 shares of common stock.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of common stock, nor shall there be any sale of shares of common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The Purchase Agreement is filed as Exhibit 1.1, to this Current Report on Form 8-K and incorporated herein by reference. The foregoing descriptions of such agreement and the transactions contemplated thereby are qualified in their entirety by reference to such exhibits. In addition, the Purchase Agreement has been included to provide investors with information regarding its terms. The Purchase Agreement is not intended to provide any other information about the company. The Purchase Agreement contains representations and warranties that the company has made to LPC. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the company has provided to LPC in connection with signing the Purchase Agreement. The disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Item 8.01	Other Events.

On March 3, 2020, we issued a press release announcing the entry into the Purchase Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2020	Emmaus Life Sciences, Inc.

	By:	/s/ JOSEPH C. SHERWOOD III
	Name:	Joseph C. Sherwood III
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Purchase Agreement dated as of February 28, 2020 between Emmaus Life Sciences, Inc. and Lincoln Park Capital Fund, LLC

10.1	Registration Rights Agreement dated as of February 28, 2020 between Emmaus Life Sciences, Inc. and Lincoln Park Capital Fund, LLC

5.1	Opinion of Gibson, Dunn & Crutcher, LLP

23.1	Consent of Gibson, Dunn & Crutcher, LLP (included in Exhibit 5.1)

99.1	Press release of March 3, 2020

4